SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 3, 2003


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


   Delaware                        027455                       58-2422929
   --------                        ------                       ----------
(State or other              (Commission File No.)            (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

          233 Peachtree Street, N.E.                         30303
          Harris Tower, Suite 1700,                       (Zip Code)
               Atlanta, Georgia
   (Address of principal executive offices)




       Registrant's telephone number, including area code: (404) 525-7272



                                 Not Applicable

          (Former name or former address, if changed since last report)


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Item 9.           Regulation FD Disclosure.


     On February 3, 2003, AirGate PCS, Inc., a Delaware corporation (the"Company"), issued a press release announcing it has received a Nasdaq Staff Determination letter indicating that because of the Company's failure to regain compliance with the minimum $1.00 bid price per share, its securities are subject to delisting from the Nasdaq National Market at the opening of business on February 6, 2002, unless it appeals this determination, and that the Company fails to meet certain other listing standards. The Company indicated its intention to file an appeal and request a hearing.

     A copy of the press release referenced above is attached hereto as Exhibit 99.1.



Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

       Exhibit No.     Description

       99.1            Press Release of AirGate PCS, Inc. dated February 3, 2003

                                                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AIRGATE PCS, INC.


Date: February 5, 2003
                                          By:
                                             -----------------------------------
                                                   William H. Seippel
                                                   Chief Financial Officer